Derivative Instruments and Hedging Activities - Commitment of Foreign Currency Forward Contracts (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 Norwegian Kroner [Member] USD ($)	Dec. 31, 2013 Norwegian Kroner [Member] Foreign currency forward contracts [Member] NOK	Dec. 31, 2013 Canadian Dollar [Member] USD ($)	Dec. 31, 2013 Canadian Dollar [Member] Foreign currency forward contracts [Member] CAD
Derivative [Line Items]
Contract Amount in Foreign Currency			641,100		10,000
Average Forward Rate		6.03		1.06
Fair Value / Carrying Amount of Asset (Liability)	(1,480)	(1,424)		(56)
Expected Maturity Amount of Foreign Currency Derivatives in Current Year	102,229	92,772		9,457
Expected Maturity Amount of Foreign Currency Derivatives in Next Fiscal Year	$ 13,541	$ 13,541		$ 0